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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                      ----------------------------------

                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                         Commission File Number 1-9601

      Date of Report (date of earliest event reported): October 11, 2007


                          K-V PHARMACEUTICAL COMPANY
            (Exact name of registrant as specified in its charter)

              DELAWARE                                   43-0618919
   (State or other jurisdiction of          (I.R.S. Employer Identification No.)
   incorporation or organization)

        2503 SOUTH HANLEY ROAD
         ST. LOUIS, MISSOURI                               63144
 (Address of principal executive offices)               (Zip Code)



                                (314) 645-6600
             (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       [ ] Written communications pursuant to Rule 425 under the Securities Act.
       [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
       [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
           Exchange Act.
       [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.


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ITEM 4.02(a)      NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A
                  RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

         On October 11, 2007, the Company's Board of Directors unanimously accepted a final report on the previously submitted findings on the internal investigation of the Company's historical stock option grant practices. The investigation was conducted by a Special Committee of independent board members appointed by the Company's Board of Directors with the assistance of independent legal counsel and forensic accounting experts engaged by the Special Committee.

         The investigation concluded that no employee, officer or director of the Company engaged in any intentional wrongdoing or was aware that the Company's policies and procedures for granting and accounting for stock options were materially non-compliant with U.S. generally accepted accounting principles ("GAAP"). The investigation also found no intentional violation of law or accounting rules with respect to the Company's historical stock option granting practices. Further, the Special Committee found that the Company's stock option granting and accounting practices beginning April 2, 2006 are appropriate.

         The Special Committee, however, concluded that certain compensation expenses resulting from the historical stock option granting practices followed by the Company during the period between 1996 and 2006 were not recorded in accordance with GAAP because they reflected incorrect measurement dates for financial accounting purposes. The option granting practices consistently followed under the Company's procedures for administering the Incentive Stock Option Plans (the "plans") consisted of granting options based on the lowest price between the award date and the end of the quarter for existing employees and the first date of employment and the end of the quarter for new employees. Approximately 78% of the Company's current employees receive option grants under the plans.

         Based upon the conclusions reached by the Special Committee, management and the Audit Committee determined on October 11, 2007, that it will be necessary to restate the Company's consolidated financial statements for the fiscal years 1996 through 2006 to record additional non-cash stock based compensation expense in the amount of approximately $12 million, net of tax. In addition, the Company intends to restate its financial statements for the quarter ended June 30, 2006. The restatement will also include additional payroll taxes and penalties for fiscal 2004, 2005 and 2006 associated with the previously mentioned options in the amount of approximately $2.5 million, net of tax.

         In addition, as recommended by the Special Committee, certain stock option grants awarded to officers and directors will be repriced. The Company's Chief Executive Officer, Marc S. Hermelin, also has accepted the Special Committee's recommendation to reimburse the Company $1.4 million related to the revision of measurement dates that the Committee believed to be appropriate concerning certain options that he purchased and received in lieu of bonuses due him under the terms of his employment agreement. This reimbursement will be recorded in the consolidated financial statements during fiscal 2008.

         Unrelated to the stock options matter outlined above, additional income tax expense of approximately $6.9 million will also be included in the restatement of the Company's consolidated financial statements for the fiscal periods from 2004 through 2006. This amount


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represents an increase in liabilities for uncertain tax positions taken in previous years, partially offset by certain tax refunds.

         Accordingly, the previously issued consolidated financial statements of the Company for the fiscal years ending March 31, 1996 through 2006 and the quarter ended June 30, 2006 should no longer be relied upon. In addition, management's assessment of internal control over financial reporting, and the auditor's report on internal control over financial reporting for the year ended March 31, 2006 should also no longer be relied upon. In addition, the Company's earnings and press releases and other communications should no longer be relied upon to the extent they relate to these financial statements. Management of the Company has discussed this conclusion with the Company's independent registered public accounting firm, KPMG LLP.

         Disclosure related to the investigation and the impact on prior fiscal years will be included in the Company's annual report on Form 10-K for the period ended March 31, 2007. Adjustments to the consolidated financial statements included in the Company's annual report on Form 10-K for the period ended March 31, 2007 are subject to audit. The Company is working diligently to complete the June 30 (as amended), September 30 and December 31, 2006 Form 10-Q's and the March 31, 2007 Form 10-K at the earliest possible time.

ITEM 7.01         REGULATION FD DISCLOSURE.

                  A copy of the press release dated October 11, 2007, announcing the matters stated above is filed herewith as Exhibit 99.1 and is incorporated in this Item 7.01 by reference. The information in this Item 7.01, including Exhibit 99 attached hereto, is being furnished under Regulation FD and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. The Company has posted this Form 8-K on its internet website at www.kvpharmaceutical.com.

ITEM  9.01        FINANCIAL STATEMENTS AND EXHIBITS.

                  (d) The following exhibit is furnished as part of this report:

                  Exhibit Number                     Description
                  --------------                     -----------

                       99 Press Release dated October 11, 2007, issued by K-V Pharmaceutical Company



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                                  SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  October 12, 2007

                                            K-V PHARMACEUTICAL COMPANY


                                            By: /s/ Richard H. Chibnall
                                               ---------------------------------
                                               Richard H. Chibnall
                                               Vice President, Finance




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